                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant                              /X/
Filed by a Party other than the Registrant           / /

Check the appropriate box:



/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Metricom, Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     2.  Aggregate number of securities to which transaction applies:

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     3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4.  Proposed maximum aggregate value of transaction:

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     5.  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:

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
                                 METRICOM, INC.
                              980 UNIVERSITY AVENUE
                        LOS GATOS, CALIFORNIA 95030-2375


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                          TO BE HELD ON AUGUST 7, 1996

TO THE STOCKHOLDERS OF METRICOM, INC.:


      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Metricom, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, August 7, 1996 at 9:00 a.m. local time at the Company's offices at 980 University Avenue, Los Gatos, California for the following purposes:

      1. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 50,000,000.

      2. To approve the Company's 1988 Stock Option Plan, as amended to increase the aggregate number of shares of Common Stock authorized for issuance thereunder to 4,119,500.

      3. To approve the Company's 1991 Employee Stock Purchase Plan, as amended to increase the aggregate number of shares authorized for issuance thereunder to 350,000.

      4. To approve an amendment to the Company's 1993 Non-Employee Directors' Stock Option Plan, as amended to increase the number of shares authorized for issuance thereunder to 300,000 and to permit additional non-discretionary grants of options to non-employee directors.

      The Board of Directors has fixed the close of business on June 17, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.



                                        By Order of the Board of Directors




                                        WILLIAM D. SWAIN
                                        Secretary

Los Gatos, California
June 26, 1996

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                 METRICOM, INC.
                              980 UNIVERSITY AVENUE
                        LOS GATOS, CALIFORNIA 95030-2375

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Metricom, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on August 7, 1996, at 9:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's offices at 980 University Avenue, Los Gatos, California. The Company intends to mail this proxy statement and accompanying proxy card on or about June 26, 1996 to all stockholders entitled to vote at the Special Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of the Company or, at the Company's request, Corporate Investor Communications. No additional compensation will be paid to directors, officers or other employees for such services, but Corporate Investor Communications will be paid its customary fee, estimated to be about $4,000 if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on June 17, 1996 will be entitled to notice of and to vote at the Special Meeting. At the close of business on June 17, 1996, the Company had outstanding and entitled to vote ____________________ shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

         All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. With regard to Proposal 1, abstentions and broker non-votes will have the same effect as negative votes. With regard to Proposals 2, 3 and 4, abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 980 University Avenue, Los Gatos, California 95030-2375, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.




                                       1.

STOCKHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company not later than December 26, 1996 in order to be included in the proxy statement and proxy relating to that Annual Meeting.


                                   PROPOSAL 1

       APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board has adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 20,000,000 to 50,000,000.

         The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

         In June 1996, the Company sold $_______________ aggregate principal amount of ____% Convertible Subordinated Notes due 2003 (the "Notes") in a private placement (the "Private Placement"). The Notes are convertible into ______________ shares of Common Stock (subject to adjustment in certain events). The Notes and the underlying Common Stock (collectively referred to herein as the "Securities") have not been registered under the Securities Act of 1993, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Securities were offered and sold only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Securities Act. The Company plans to use the net proceeds from the Private Placement to finance the continuing development, deployment and commercialization of its Ricochet networks.

         In June 1996, in connection with the Private Placement, the Board reserved 2.7 million shares of Common Stock for issuance upon conversion of the Notes. Of the 2.7 million shares currently authorized for issuance upon conversion of the Notes, 415,000 shares were initially authorized for issuance pursuant to the Company's 1988 Stock Option Plan, 1991 Employee Stock Purchase Plan and 1993 Non-Employee Directors' Stock Option Plan. In June 1996, the Board decreased the shares of Common Stock authorized for issuance pursuant to the Company's 1988 Stock Option Plan, 1991 Employee Stock Purchase Plan and 1993 Non-Employee Directors' Stock Option Plan (collectively, the "Plans") by 115,000, 160,000 and 140,000 shares of Common Stock, respectively. No outstanding options to purchase shares of the Company's Common Stock were affected by these decreases.

         Effective upon the amendment of the Company's Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 20,000,000 to 50,000,000, the Board will increase the number of shares authorized for issuance upon conversion of the Notes to _____________. In addition, effective upon the amendment of the Company's Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 20,000,000 to 50,000,000, and subject to stockholder approval, the Board will (i) increase the number of shares authorized for issuance under the Company's 1988 Stock Option Plan by 115,000 to 4,119,500 shares, which amount was previously approved by the stockholders at the Company's 1996 Annual Meeting, (ii) increase the number of shares authorized for issuance under the Company's 1991 Employee Stock Purchase Plan by 160,000 to 350,000 shares, which amount was previously approved by the stockholders at




                                       2.

the Company's 1996 Annual Meeting, and (iii) increase the number of shares authorized for issuance under the Company's 1993 Non-Employee Directors Stock Option Plan by 140,000 to 300,000 shares, which amount was previously approved by the stockholders at the Company's 1995 Annual Meeting. (See Proposals 2, 3 and 4 herein.)

         In addition to the 13,354,591 shares of Common Stock outstanding at May 31, 1996, without taking into account the amendments to the Plans resulting from the Private Placement, the Board had authorized 4,769,500 shares for issuance upon exercise of options and rights granted under the Company's stock option and stock purchase plans, and up to approximately 394,295 shares of Common Stock that may be issued upon exercise of warrants outstanding.

         Although at present the Board has no other plans to issue the additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising additional capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products.

         The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could adopt a "poison pill" that would, under certain circumstances related to an acquisition of shares not approved by the Board of Directors, give certain holders the right to acquire additional shares of Common Stock at a low price, or the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

         The affirmative vote of the holders of a majority of the shares of Common Stock will be required to approve this amendment to the Company's Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 1

                                   PROPOSAL 2

               APPROVAL OF THE 1988 STOCK OPTION PLAN, AS AMENDED

         In March 1988, the Board adopted, and the stockholders subsequently approved, the 1988 Stock Option Plan (the "1988 Plan"). In January 1996, the Board adopted, and the stockholders subsequently approved, an amendment to increase the number of shares authorized for issuance under the 1988 Plan by 450,000 shares, from 3,669,500 to 4,119,500 shares. The Board adopted this amendment to ensure that the Company could continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee. In June 1996, in order to provide for additional shares to authorize for issuance upon conversion of the Notes issued pursuant to the Private Placement as described above, the Board approved an amendment to the 1988 Plan to reduce the number of shares authorized for issuance thereunder by 115,000, from 4,119,500 to 4,004,500 shares. At the same time, the Board approved, subject to stockholder approval, the later amendment to the 1988 Plan to increase the number of shares authorized for issuance thereunder by 115,000, from 4,004,500 back to 4,119,500 shares, effective upon the amendment of the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 50,000,000.



                                       3.

         As of May 31, 1996, (a) options (net of canceled or expired options) covering an aggregate of 3,801,774 shares of the Company's Common Stock had been granted under the 1988 Plan, of which options to purchase 2,895,907 shares were outstanding with exercise prices ranging from $0.20 to $19.75 per share, (b) a total of 905,866 shares had been purchased through the exercise of options granted under the 1988 Plan, and (c) without taking into account the amendments to the 1988 Plan resulting from the Private Placement, 317,726 shares remained available for future grant under the 1988 Plan. During the last fiscal year, under the 1988 Plan, the Company has granted to all current executive officers as a group options to purchase 66,000 shares at an exercise price of $17.00 per share and to all employees (excluding executive officers) as a group options to purchase 595,750 shares at exercise prices of $15.00 to $22.125 per share.

         Stockholders are requested in this Proposal 2 to approve the 1988 Plan, as amended to increase the number of shares authorized for issuance thereunder to the previously approved amount of 4,119,500. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the 1988 Plan.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 2

         The essential features of the 1988 Plan are outlined below:

GENERAL

         The 1988 Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 1988 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 1988 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

         The 1988 Plan was adopted to provide a means by which selected officers, employees and directors of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

         The 1988 Plan is administered by the Board. The Board has the power to construe and interpret the 1988 Plan and, subject to the provisions of the 1988 Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board is authorized to delegate administration of the 1988 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1988 Plan to the Compensation Committee and, to a limited extent, the Non-Officer Stock Option Administration Committee of the Board. As used herein with respect to the 1988 Plan, the "Board" refers to the Compensation Committee and, where applicable, the Non-Officer Stock Option Administration Committee, as well as to the Board itself.

         The regulations under Section 162(m) of the Internal Revenue Code, as amended (the "Code"), require that the directors who serve as members of the Compensation Committee must be "outside directors." The 1988 Plan provides that, in the Board's discretion, directors serving on the Committee will also be "outside directors" within the meaning of Section 162(m). This limitation excludes from the Compensation Committee (a) current employees of the Company,
(b) former employees of the Company receiving compensation for past services (other than benefits



                                       4.

under a tax-qualified pension plan), (c) current and former officers of the Company, (d) directors currently receiving direct or indirect remuneration from the Company in any capacity (other than as a director), unless any such person is otherwise considered an "outside director" for purposes of Section 162(m).

ELIGIBILITY

         Incentive stock options may be granted under the 1988 Plan only to selected key employees (including officers) of the Company and its affiliates. Selected key employees (including officers), directors and consultants are eligible to receive nonstatutory stock options under the 1988 Plan.

         No option may be granted under the 1988 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1988 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

         The 1988 Plan contains a per-person, per-calendar year limitation equal to 400,000 shares of Common Stock. The purpose of this limitation is generally to permit the Company to be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 1988 Plan. Prior to the adoption of such limitation in May 1995, the Board or the Compensation Committee determined in its discretion the number of shares subject to an option for any employee and no such formal limitation was placed on the number of shares available for an option to an employee. To date, the Company has not granted to any employee in any calendar year options to purchase a number of shares equal to or in excess of the limitation.

STOCK SUBJECT TO THE 1988 PLAN

         If options granted under the 1988 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1988 Plan.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the 1988 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         Exercise Price; Payment. The exercise price of incentive stock options under the 1988 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility"), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1988 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the 1988 Plan is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the 400,000 share limitation.

         The exercise price of options granted under the 1988 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (1) by delivery of other Common Stock of the Company,
(2) pursuant to a deferred payment arrangement or (3) in any other form of legal consideration acceptable to the Board.




                                       5.

         Option Exercise. Options granted under the 1988 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the 1988 Plan typically vest at the rate of 25% after one year and 2.0833% per month thereafter during the optionee's employment or service as a director or consultant. Shares covered by options granted in the future under the 1988 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1988 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

         Term. The maximum term of options under the 1988 Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1988 Plan terminate three months after the optionee ceases to be employed by or serve as a director or consultant to the Company or any affiliate of the Company, unless (a) the termination of such relationship is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination, (b) the optionee dies while employed by or serving as a director or consultant to the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution, or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the director or consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

ADJUSTMENT PROVISIONS

         If there is any change in the stock subject to the 1988 Plan or subject to any option granted under the 1988 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1988 Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to any person during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

         The 1988 Plan provides that, in the event of a specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1988 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue options outstanding under the 1988 Plan, or to substitute similar options, then the time during which such options may be exercised will be accelerated and the options terminated if not exercised prior to such event. In the event of any dissolution or liquidation of the Company, any options outstanding under the 1988 Plan will terminate if not exercised prior to such event. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.




                                       6.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the 1988 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1988 Plan will terminate on March 7, 1998.

         The Board may also amend the 1988 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) increase the number of shares authorized for options under the plan, (b) materially modify the requirements as to eligibility for participation under the plan, or (c) materially increase the benefits accruing to participants under the plan. The Board may submit any other amendment to the 1988 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

         Under the 1988 Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

         Incentive Stock Options. Incentive stock options under the 1988 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28%, while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of Securities Exchange Act of 1934, as amended (the "Exchange Act").

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         Nonstatutory Stock Options. Nonstatutory stock options granted under the 1988 Plan generally have the following federal income tax consequences:




                                       7.

         There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

         Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (a) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (b) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

                                   PROPOSAL 3

            APPROVAL OF 1991 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

         In November 1991, the Board adopted, and the stockholders subsequently approved, the 1991 Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of 150,000 shares of the Company's Common Stock. In January 1996, the Board adopted, and the stockholders subsequently approved, an amendment to the Purchase Plan to increase the number of shares authorized for issuance under the Purchase Plan to 350,000. The Board adopted this amendment to afford the Company greater flexibility in providing employees with stock incentives and to ensure that the Company could continue to provide such incentives at levels determined appropriate by the Board. In June 1996, in order to provide for additional shares to authorize for issuance upon conversion of the Notes issued pursuant to the Private Placement as described above, the Board approved an amendment to the Purchase Plan to reduce the number of shares authorized for issuance thereunder by 160,000, from 350,000 to 190,000 shares. At the same time, the Board approved, subject to stockholder approval, the later amendment to the Purchase Plan to increase the number of shares authorized for issuance thereunder by 160,000, from 190,000 back to 350,000 shares, effective upon the amendment of the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 50,000,000.

         At May 31, 1996, an aggregate of 130,744 shares had been issued under the Purchase Plan and, without taking into account the amendments to the Purchase Plan resulting from the Private Placement, 219,256 shares remained for the grant of future rights under the Purchase Plan. During the last fiscal year, shares were purchased in the following amounts under the Purchase Plan: Mr. Dilworth 1,960 shares, Mr. Swain 1,549 shares, Mr. Green




                                       8.

1,960 shares, all current executive officers as a group 5,469 shares, and all employees (excluding executive officers) as a group 30,417 shares. All of such shares were purchased for $12.75 per share.

         Stockholders are requested in this Proposal 3 to approve the Purchase Plan, as amended to increase the number shares authorized for issuance thereunder to the previously approved amount of 350,000. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required to approve the Purchase Plan, as amended.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 3

         The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

         The purpose of the Purchase Plan is to provide a means by which key employees of the Company (and any subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 155 of the Company's approximately 180 employees are eligible to participate in the Purchase Plan.

         The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

         The Purchase Plan is administered by the Board, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company will be eligible to participate in such plan. The Board has the power, which it has not exercised, to delegate administration of such plan to a committee of not less than three Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan.

OFFERINGS

         The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is of six months' duration.

ELIGIBILITY

         Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for at least four months preceding the first day of the offering period.

         Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock




                                       9.

(determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

         Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' base compensation during the purchase period.

PURCHASE PRICE

         The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, and (b) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may not increase or begin such payroll deductions after the beginning of any purchase period, except, if the Board provides, in the case of an employee who first becomes eligible to participate as of a date specified during the purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

PURCHASE OF STOCK

         By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal."

WITHDRAWAL

         While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

         Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.




                                       10.

TERMINATION OF EMPLOYMENT

         Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

         Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, such plan will terminate in November 2001.

         The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock authorized for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(c) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

         Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

         In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO PURCHASE PLAN

         If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

         Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

         A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchase shares.

         If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss.




                                       11.

Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is 28% while the maximum ordinary rate is effectively 39.6% at the present time.

         If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be long or short-term depending on whether the stock has been held for more than one year.

         There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

                                   PROPOSAL 4

                  APPROVAL OF THE 1993 NON-EMPLOYEE DIRECTORS'
                          STOCK OPTION PLAN, AS AMENDED

      In February 1993, the Board adopted, and the stockholders subsequently approved, the 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). In January 1995, the Board adopted, and the stockholders subsequently approved, an amendment to the Directors' Plan to increase the number of shares authorized for issuance under the Directors' Plan from 200,000 to 300,000 shares. The Board adopted this amendment to ensure that the Company could continue to grant stock options to non-employee directors at the levels set forth in the Directors' Plan. In June 1996, in order to provide for additional shares to authorize for issuance upon conversion of the Notes issued pursuant to the Private Placement as described above, the Board approved an amendment of the Directors' Plan to reduce the number of shares authorized for issuance thereunder by 140,000, from 300,000 to 160,000 shares. At the same time, the Board approved, subject to stockholder approval, the later amendment to the Directors' Plan to increase the number of shares authorized for issuance thereunder by 140,000, from 160,000 back to 300,000 shares, effective upon the amendment of the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 50,000,000. In June 1966, the Board also adopted an amendment to the Directors' Plan to provide for non-discretionary grants of nonstatutory stock options to purchase 7,000 shares of Common Stock on January 1 of each year to each non-employee director who has been a non-employee director for at least three months prior to such date. The Board adopted this amendment to facilitate the Company's goal of attracting additional non-employee directors.

       As of May 31, 1996, options covering an aggregate of 140,000 shares of the Company's Common Stock had been granted under the Directors' Plan, of which options to purchase 112,000 shares were outstanding, with exercise prices ranging from $6.1875 to $23.37. As of May 31, 1996, a total of 14,000 shares had been exercised under the Directors' Plan. As of May 31, 1996, without taking into account the amendments to the Directors' Plan resulting from the Private Placement, 160,000 shares remained available for future grants under the Directors' Plan.

        Stockholders are requested in this Proposal 4 to approve the Directors' Plan, as amended to increase the number of shares authorized for issuance thereunder to the previously approved amount of 300,000 shares and to permit additional non-discretionary grants of options to non-employee directors. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Plan, as amended.




                                       12.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 4

      The essential features of the Directors' Plan are outlined below:

GENERAL

      The Directors' Plan, and the right of non-employee directors to receive options and purchase stock thereunder, is intended to qualify as a formula award plan having "disinterested administration" as promulgated under Rule 16b-3 of the Exchange Act ("Rule 16b-3"). The Directors' Plan provides for non-discretionary grants of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code. See "Federal Income Tax Information" below for a discussion of the tax treatment of nonstatutory stock options.

      The purpose of the Directors' Plan is to retain the services of persons now serving as non-employee directors of the Company, to attract and retain the services of persons capable of serving on the Board of Directors of the Company and to provide incentives for such persons to exert maximum efforts to promote the success of the Company.

ADMINISTRATION

      The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

      The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee of not less than two members of the Board. The Board of Directors does not presently contemplate delegating administration of the Directors' Plan to any committee of the Board of Directors.

ELIGIBILITY

      The Directors' Plan provides that options may be granted only to non-employee directors of the Company. A "non-employee director" is defined in the Directors' Plan as a director of the Company and its affiliates who is not otherwise an employee of the Company or any affiliate. Six of the Company's eight current directors (all except Messrs. Dilworth and Smelick) are eligible to participate in the Directors' Plan.

TERMS OF OPTIONS

      Each option under the Directors' Plan is subject to the following terms and conditions:

      Non-Discretionary Grants. Option grants under the Directors' Plan are non-discretionary. On the date the Board approved the Directors' Plan, February 9, 1993, each non-employee director received an option to purchase 7,000 shares of Common Stock of the Company. On January 1, 1994 and January 1, 1995, each such non-employee director received an option to purchase an additional 7,000 shares of Common Stock of the Company. In addition, each person who became a non-employee director of the Company after the adoption of the Directors' Plan received, (a) upon the date of initial election and (b) after such non-employee director had been a non-employee director for at least three months, on January 1 of the next two years, an option to purchase 7,000 shares of Common Stock of the Company. Subject to stockholder approval as requested in this Proposal 4, without further action by the Company, the Board or the stockholders of the Company, (i) each person who becomes a non-employee director of the Company will receive an option to purchase 7,000 shares of Common Stock upon the date of initial election, and (ii) on January 1 of each year, each member of the Board who has continuously served as a non-employee director for at least three months prior to such date will automatically be granted an option to purchase 7,000 shares of Common Stock of the Company.




                                       13.

      Option Exercise. An option granted under the Directors' Plan becomes exercisable in three equal installments beginning on the first anniversary of the grant of the option. Such vesting is conditioned upon continued service as a director, employee or consultant of the Company.

      Exercise Price; Payment. The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the date such option is granted. The exercise price of options granted under the Directors' Plan must be paid in cash at the time the option is exercised.

      Transferability; Term. Under the Directors' Plan, an option may not be transferred by the optionee, except by will or the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee or his or her guardian or legal representative.

      No option granted under the Directors' Plan is exercisable by any person after the expiration of 10 years from the date the option is granted.

      Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board.

ADJUSTMENT PROVISIONS

      If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the plan and the class, number of shares and price per share of stock subject to outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

      In the event of a dissolution or liquidation of the Company or a specified type of merger or other corporate reorganization, to the extent permitted by law, the vesting of any outstanding options under the Directors' Plan shall accelerate and the options terminate if unexercised prior to the occurrence of the event.

DURATION, AMENDMENT AND TERMINATION

      The Board may amend, suspend or terminate the Directors' Plan at any time or from time to time; provided, however, that the Board may not amend the Directors' Plan with respect to the amount, price or timing of grants more often than once every six months other than to comport with changes to the Code or ERISA. No amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) increase the number of shares authorized for options under the plan, (b) modify the requirements as to eligibility for participation in the plan (to the extent such modification requires stockholder approval in order for the plan to comply with the requirements of Rule 16b-3), or (c) modify the plan in any other way if such modification requires stockholder approval in order for the plan to meet the requirements of Rule 16b-3. Unless sooner terminated, the Directors' Plan shall terminate in February 2003.

FEDERAL INCOME TAX INFORMATION

      The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.




                                       14.

      Options granted under the Directors' Plan are nonstatutory options. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee generally will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the optionee is a director of the Company, under existing laws the date of taxation (and the date of measurement of taxable ordinary income) may in some instances be deferred unless the optionee files an election under Section 83(b) of the Code. The filing of a Section 83(b) election with respect to the exercise of an option may affect the time of taxation and the amount of income recognized at each such time. At the time the optionee recognizes ordinary income due to the exercise of the option, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, generally will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for at least one year.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of the Company's Common Stock as of May 31, 1996 by: (a) each director; (b) the Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer; (c) all executive officers and directors of the Company as a group; and (d) all those known by the Company to be beneficial owners of more than five percent of its outstanding Common Stock.


                                                      BENEFICIAL OWNERSHIP(1)
                                                      -----------------------

                                                                         PERCENT
                                                                           OF
                   NAME                            NUMBER OF SHARES       TOTAL
                   ----                            ----------------       -----
Lindner Fund, Inc.(2)                                 1,905,000           14.3%
  7711 Carondelet Avenue
  P.O. Box 16900
  St. Louis, MO 63105
Vulcan Ventures Incorporated                          1,888,245           14.1%
  13810 S.E. Eastgate Way, Suite 480
  Bellevue, WA 98005-4442
Robert M. Smelick(3)                                    383,472            2.9%
  c/o Sterling Payot
  222 Sutter Street, Eighth Floor
  San Francisco, CA  94108
Cornelius C. Bond, Jr.(4)                                24,648              *
Robert S. Cline(5)                                       19,499              *
Robert P. Dilworth(6)                                   163,218            1.2%
Gary M. Green(7)                                        172,298            1.3%
Justin Jaschke(8)                                         6,250              *
George W. Levert(9)                                     379,489            2.8%
LeRoy D. Nosbaum(10)                                      4,000              *
Donald Rumsfeld(11)                                      86,999              *
William D. Swain(12)                                      8,792              *
Donald F. Wood(13)                                       52,082              *
Directors and executive officers as a group
  (11 persons)(14)                                    1,269,739            9.0%

- ---------------
    *  Less than one percent.




                                       15.

(1) This table is based upon information supplied by directors, officers and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. For purposes of this table, shares held by stockholders include any shares held as tenants in common or joint tenants with spouses. Percentages are based on a total of 13,354,591 shares outstanding on May 31, 1996 adjusted in accordance with the rules promulgated by the SEC.
(2) Based on a Form 13G filed with the SEC on January 25, 1996. Includes 1,316,500 shares held by Lindner Growth Fund and 588,500 shares held by entities affiliated with Ryback Management Corporation. Ryback Management Corporation has sole voting and dispositive power over the shares held by Lindner Growth Fund. Ryback Management Corporation disclaims beneficial ownership of the shares in which it has no pecuniary interest.
(3) Includes 170,872 shares held by Mr. Smelick individually and 555 shares held by Sterling Payot Company. Includes 200,000 shares held by Sterling Payot Capital, L.P. which are subject to an outstanding warrant exercisable within 60 days of the date of this table. The Company retains the right to repurchase certain shares underlying the warrant under certain circumstances. Also includes 3,645 shares held by Sterling Payot Management, Inc. Mr. Smelick is the Managing Director and sole stockholder of Sterling Payot Management, Inc., the general partner of Sterling Payot Capital, L.P. and a managing principal, director and stockholder of Sterling Payot Company, a limited partner of Sterling Payot Capital, L.P. Mr. Smelick disclaims beneficial ownership of these shares. Also includes 1,200 shares held by The Gillian Sterling Smelick Trust U/A/D 4/17/90, Robert M. Smelick, Trustee, 1,200 shares held by The Christopher P.M. Smelick Trust U/A/D 4/17/90, Robert M. Smelick, Trustee, 1,200 shares held by The Alexandra McBride Smelick Trust U/A/D 4/17/90, Robert M. Smelick, Trustee, 1,600 shares held by Mr. Smelick as custodian for Alexandra Smelick under the UTMA, 1,600 shares held by Mr. Smelick as custodian for Christopher Smelick under the UTMA and 1,600 shares held by Mr. Smelick as custodian for Gillian Smelick under the UTMA. Mr. Smelick has the power to vote and control the disposition of the shares held as trustee and custodian and therefore may be deemed to be a beneficial owner of such shares.
(4) Includes 13,999 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(5) Includes 19,499 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(6) Includes 117,395 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(7) Includes 142,854 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(8) Includes 6,250 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(9) Includes 284,387 shares held by UVCC I and 81,103 shares subject to an outstanding warrant held by UVCC I exercisable within 60 days of the date of this table. Mr. Levert, a director of the Company, is Vice President and Managing Director of Arete, which manages UVCC I. Mr. Levert shares voting and investment powers with the other general partners of UVCC I and disclaims beneficial ownership of the shares in which he has no pecuniary interest. Also includes 13,999 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(10) Includes 20,081 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(11) Includes 6,999 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(12) Includes 8,541 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(13) Includes 52,082 shares of Common Stock subject to options exercisable within 60 days of the date of this table.
(14) Includes shares held by entities affiliated with certain officers and directors as described in the footnotes above. Also includes 662,721 shares of Common Stock subject to options and warrants exercisable within 60 days of the date of this table.




                                       16.

                             EXECUTIVE COMPENSATION


DIRECTOR COMPENSATION

         Each non-employee director of the Company, except for Mr. Smelick, receives an annual retainer of $6,000 and a per meeting fee of $1,000 (plus $250 for each committee meeting attended by committee members). The members of the Board are also eligible for reimbursement for their expenses incurred in connection with attendance at Board and committee meetings in accordance with Company policy. In fiscal 1995, the total compensation paid to non-employee directors as a group was $51,000.

         Each non-employee director of the Company also receives stock option grants under the Directors' Plan. Only non-employee directors of the Company are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

      Option grants under the Directors' Plan are non-discretionary. On the date the Board approved the Directors' Plan, February 9, 1993, each non-employee director received an option to purchase 7,000 shares of Common Stock of the Company. On January 1, 1994 and January 1, 1995, each such non-employee director received an option to purchase an additional 7,000 shares of Common Stock of the Company. In addition, each person who became a non-employee director of the Company after the adoption of the Directors' Plan received, (a) upon the date of initial election and (b) after such non-employee director had been a non-employee director for at least three months, on January 1 of the next two years, an option to purchase 7,000 shares of Common Stock of the Company. Subject to stockholder approval as requested in Proposal 4, without further action by the Company, the Board or the stockholders of the Company, (i) each person who becomes a non-employee director of the Company will receive an option to purchase 7,000 shares of Common Stock upon the date of initial election, and
(ii) on January 1 of each year, each member of the Board who has continuously served as a non-employee director for at least three months prior to such date will automatically be granted an option to purchase 7,000 shares of Common Stock of the Company. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Options granted under the Directors' Plan may not be exercised until the date upon which such optionee has provided one year of continuous service as a non-employee director following the date of grant of such option, whereupon such option will become exercisable as to one third of the option shares and one third of the option shares will become exercisable each year thereafter in accordance with its terms. The term of options granted under the Directors' Plan is ten years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

         During the last fiscal year, the Company granted options covering 7,000 shares to Messrs. Cline and Mr. Rumsfeld at an exercise price per share of $14.75. The fair market value of such Common Stock on the date of grant was $14.75 per share (based on the closing sales price reported in the National Market System for the date of grant). As of May 31, 1996, options to purchase 14,000 shares of the Company's Common Stock had been exercised under the Directors' Plan.

         Directors who are employees of the Company do not receive separate compensation for their services as directors.




                                       17.

COMPENSATION OF EXECUTIVE OFFICERS

         SUMMARY OF COMPENSATION

         The following table shows for fiscal 1995, 1994 and 1993, compensation awarded or paid to, or earned by the Chief Executive Officer and each of the four other most highly compensated executive officers as of the end of fiscal 1995 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                            ANNUAL COMPENSATION         SECURITIES   ALL OTHER
            NAME AND                                        -------------------         UNDERLYING    COMPEN-
       PRINCIPAL POSITION                      YEAR        SALARY         BONUS          OPTIONS     SATION(1)
       ------------------                      ----        ------         -----          -------     ---------
Robert P. Dilworth ......................      1995       $255,766       $137,500         20,000      $ 7,735
  President and Chief                          1994       $231,532       $125,000         25,000      $ 6,341
  Executive Officer                            1993       $200,000       $138,890        195,000      $ 3,379

William D. Swain ........................      1995       $136,840       $ 22,500         10,000      $ 3,241
  Chief Financial Officer                      1994       $121,920       $ 18,500         10,000      $ 3,102
  and Secretary                                1993       $112,514       $ 20,340         35,000      $ 2,809

Gary M. Green ...........................      1995       $182,310       $ 58,200         12,000      $34,053
  Executive Vice President                     1994       $170,003       $ 43,500         14,000      $33,880
  and Chief Operating Officer                  1993       $159,627       $ 53,335         60,000      $33,379

LeRoy D. Nosbaum(2) .....................      1995       $165,005       $ 20,000         12,000      $ 2,583
  Executive Vice President,                    1994       $153,470       $ 23,000         12,000      $ 2,583
  Marketing                                    1993       $139,388       $ 25,425         37,500      $ 2,427

Donald F. Wood(3) .......................      1995       $167,313       $ 45,000         12,000      $ 1,989
  Executive Vice President
  Wireless Services Division


- --------------

(1) Includes the Company's matching payment of $1,000 for each executive officer under its 401(k) plan. For fiscal 1993, includes payments for term life insurance in the amounts of $2,379, $1,809, $2,379 and $1,427 for Messrs. Dilworth, Swain, Green and Nosbaum, respectively, and loan principal forgiveness in the amount of $30,000 for Mr. Green. For fiscal 1994, includes payments for term life insurance in the amounts of $3,456, $2,102, $2,880 and $1,583 for Messrs. Dilworth, Swain, Green and Nosbaum, respectively, loan principal forgiveness in the amount of $30,000 for each of Mr. Green and an automobile allowance of $1,885 for Mr. Dilworth. For fiscal 1995, includes payments for term life insurance in the amounts of $3,456, $2,241, $3,053, $1,583 and $989 for
         Messrs. Dilworth, Swain, Green, Nosbaum and Wood, respectively, loan principal forgiveness in the amount of $30,000 for Mr. Green and an automobile allowance of $3,279 for Mr. Dilworth.

(2) Effective March 1996, Mr. Nosbaum no longer is an executive officer of the Company.

(3)      Mr. Wood became an officer of the Company in November 1994.




                                       18.

COMPENSATION PURSUANT TO PLANS

STOCK OPTION GRANTS

         The following table sets forth for each of the Named Executive Officers each grant of stock options made during fiscal 1995:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                             -------------------------------------------------------
                                             PERCENT                                        POTENTIAL REALIZABLE
                                            OF TOTAL                                          VALUE AT ASSUMED
                                             OPTIONS                                           ANNUAL RATES OF
                              NUMBER OF    GRANTED TO                                            STOCK PRICE
                             SECURITIES     EMPLOYEES      EXERCISE                           APPRECIATION FOR
                             UNDERLYING        IN             OR                              OPTION TERM(3)(4)
                               OPTIONS       FISCAL       BASE PRICE      EXPIRATION        -------------------
NAME                          GRANTED(1)     YEAR(2)      PER SHARE(3)       DATE             5%           10%
- ----                         -----------    ---------     ------------    ----------        ------        ----
Robert P. Dilworth  . . .       20,000         3.3%          $17.00        05/15/05        $213,824     $541,872
William D. Swain  . . . .       10,000         1.6%          $17.00        05/15/05        $106,912     $270,936
Gary M. Green . . . . . .       12,000         1.9%          $17.00        05/15/05        $128,295     $325,123
LeRoy D. Nosbaum  . . . .       12,000         1.9%          $17.00        05/15/05        $128,295     $325,123
Donald F. Wood  . . . . .       12,000         1.9%          $17.00        05/15/05        $128,295     $325,123

- -------------------------------------

(1) Options granted under the Company's 1988 Plan typically vest 25% after one year and approximately two percent per month thereafter, such that the options are fully vested in four years. The options will fully vest upon a change of control, as defined in the 1988 Plan, unless the acquiring company assumes the options or substitutes similar options.

(2) Based on an aggregate of options covering 613,250 shares granted in fiscal 1995 under the 1988 Plan to employees of the Company, including the Named Executive Officers.

(3) In January 1996, the Board approved the replacement of each outstanding stock option with a per share exercise price of $15.00 or greater, upon the timely request of the optionee, with a stock option having an exercise price of $13.125 per share and certain extended vesting terms (the "Repricing Program"). All of the Named Executive Officers except Mr. Nosbaum have elected to participate in the Repricing Program. Upon replacement, each option described above will have an exercise price of $13.125 per share and the potential realizable values for such options will be (a) at 5%, $165,085, $82,542, $99,051 and $99,051 for Messrs.
         Dilworth, Swain, Green and Wood, respectively, and (b) at 10%, $418,357, $209,179, $251,014 and $251,014 for Messrs. Dilworth, Swain,
         Green and Wood, respectively,

(4) The potential realizable value is calculated based on the term of the option at its time of grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.


                                       19.

         The following table shows for fiscal 1995 certain information regarding options exercised by and held at year end by the Named Executive Officers:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                 NUMBER OF
                                                                SECURITIES                     VALUE OF
                                                                UNDERLYING                    UNEXERCISED
                                                                UNEXERCISED                  IN-THE-MONEY
                          NUMBER OF                             OPTIONS AT                    OPTIONS AT
                           SHARES                             FISCAL YEAR END            FISCAL YEAR END(1)(2)
                         ACQUIRED ON       VALUE        --------------------------    ---------------------------
        NAME              EXERCISE      REALIZED(3)     EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
        ----              --------      -----------     -----------  -------------    -----------   -------------
Robert P. Dilworth        25,000          $312,000         208,851       118,649       $  939,071      $ 75,929
William D. Swain           6,000          $ 73,250          26,581        30,419       $   69,930      $ 21,695
Gary M. Green               --               --            163,706        43,794       $1,335,141      $ 54,234
LeRoy D. Nosbaum          12,500          $169,250          57,143        34,357       $  324,602      $ 27,117
Donald F. Wood              --                --            33,854       103,146       $   59,245      $159,506


(1) Assuming replacement of certain options pursuant to the Repricing Program as of the end of fiscal 1995, the value of the Named Executive Officers' in-the-money options on such date would have been (a) for exercisable options, $987,351, $78,679, $1,347,390 and $59,245 for
         Messrs. Dilworth, Swain, Green and Wood, respectively, and (b) for unexercisable options, $130,149, $35,446, $72,485 and $165,506 for
         Messrs. Dilworth, Swain, Green and Wood, respectively.

(2) Fair market value of the Company's Common Stock at December 31, 1995 ($13.625) (based on the closing sales price reported on the Nasdaq National Market on such date) minus the exercise price of the options.

(3) Value realized is based on the fair market value of the Company's Common Stock on the date of exercise (the closing sales price reported on the Nasdaq National Market on such date) minus the exercise price, and does not necessarily indicate that the optionee sold such stock.


                                       20.

                                  OTHER MATTERS

         No other matters will be presented for consideration at the Special Meeting.

                                      By Order of the Board of Directors




                                      WILLIAM D. SWAIN
                                      Secretary

June 26, 1996


                                       21.

                                  METRICOM, INC

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 7, 1996

         The undersigned hereby appoints ROBERT P. DILWORTH and WILLIAM D. SWAIN, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Metricom, Inc. (the "Company") that the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of the Company at 980 University Avenue, Los Gatos, California on Wednesday, August 7, 1996 at 9:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matter and in accordance with the following instructions.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1, 2, 3 AND 4

PROPOSAL 1:       To approve an amendment to the Company's Restated
                  Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 50,000,000.

                  / /     FOR         / /     AGAINST       / /      ABSTAIN

PROPOSAL 2:       To approve the Company's 1988 Stock Option Plan, as amended to increase the aggregate number of shares of Common Stock authorized for issuance thereunder to 4,119,500.

                  / /     FOR         / /     AGAINST       / /      ABSTAIN

PROPOSAL 3:       To approve the Company's 1991 Employee Stock Purchase Plan, as amended to increase the aggregate number of shares authorized for issuance thereunder to 350,000.

                  / /     FOR         / /     AGAINST       / /      ABSTAIN

PROPOSAL 4:       To approve the Company's 1993 Non-Employee Directors' Stock
                  Option Plan, as amended to increase the number of shares authorized for issuance thereunder to 300,000 and to permit additional non-discretionary grants of options to non-employee directors.

                  / /     FOR         / /     AGAINST       / /      ABSTAIN

DATED ____________, 1996
                                       -----------------------------------------


                                       -----------------------------------------
                                                         SIGNATURE(S)




                                        Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.



PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                 METRICOM, INC.

                 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                            Adopted February 9, 1993
                            Amended November 1, 1993
                           Approved December 23, 1993
                              Amended January 1995
                              Approved May 16, 1995
                              Amended June 6, 1996
               Amended June 6, 1996 and Approved ________________

1.       PURPOSE

         (a) The purpose of the 1993 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Metricom, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.


                                       1.

2.       ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate three hundred thousand (300,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       ELIGIBILITY

         Options shall be granted only to Non-Employee Directors of the Company.


                                       2.

5.       NON-DISCRETIONARY GRANTS

         (a) Each person who is first elected or appointed as a Non-Employee Director on or after June 6, 1996 shall, upon such date of initial election or appointment, be granted an option to purchase seven thousand (7,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (b) On January 1 of each calendar year thereafter, each person who is serving as a Non-Employee Director shall be granted an option to purchase seven thousand (7,000) shares of common stock of the Company on the terms and conditions set forth herein, provided such person has continuously served as a Non-Employee Director for at least three (3) months prior to the January 1 grant date.

6.       OPTION PROVISIONS

         Each option shall contain the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director of the Company terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).


                                       3.

         (b) Subject to subparagraph 4(b), the exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

         (c) Payment of the exercise price of each option is due in full in cash upon any exercise.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

         (e) The option shall become exercisable in three (3) equal annual installments commencing on the date one (1) year after the date of grant of the option, provided that the optionee has, during the twelve (12)-month period prior to such annual vesting date, continuously served as a Non-Employee Director or as an employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become exercisable with respect to that portion of the shares represented by such installment.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the


                                       4.

"Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.       COVENANTS OF THE COMPANY

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.       USE OF PROCEEDS FROM STOCK

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.


                                       5.

9.       MISCELLANEOUS

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

         (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

         (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

         (e) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other


                                       6.

withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

10.      ADJUSTMENTS UPON CHANGES IN STOCK

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and all outstanding options thereunder will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

         (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, to the extent permitted by applicable law, the time during which such option may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11.      AMENDMENT OF THE PLAN

         (a) The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the Plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act,


                                       7.

or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                         (i)      Increase the number of shares which may be
issued under the Plan;

                        (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

                       (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3.

         (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 8, 2003. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

         (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.


                                       8.

13.      EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE

         (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

         (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.


                                       9.

                                 METRICOM, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                            Adopted November 12, 1991
                              Amended January 1996
                             Approved April 24, 1996
                              Amended June 6, 1996
                Amended June 6, 1996 and Approved_______________

      1.      PURPOSE.

              (a) The purpose of the Plan is to provide a means by which employees of Metricom, Inc., a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

              (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

              (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

              (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.


                                       1.

      2.      ADMINISTRATION.

              (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

              (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                       (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                       (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                       (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                       (iv)  To amend the Plan as provided in paragraph 13.

                       (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

              (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of


                                       2.

the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

      3.      SHARES SUBJECT TO THE PLAN.

              (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three hundred and fifty thousand (350,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

      4.      GRANT OF RIGHTS; OFFERING.

              The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights


                                       3.

have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

      5.      ELIGIBILITY.

              (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

              (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the


                                       4.

same characteristics as any rights originally granted under that Offering, as described herein, except that:

                       (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                       (ii) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                       (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

              (c) No employees shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(d), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

              (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds


                                       5.

twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

      6.      RIGHTS; PURCHASE PRICE.

              (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with up to fifteen percent (15%) of such employee's Base Compensation (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each such Offering, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date (as defined in the Offering) under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

              (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:


                                       6.

                       (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                       (ii) an amount equal to eight-five percent (85%) of the fair market value of the stock on the date of purchase.

      7.      PARTICIPATION; WITHDRAWAL; TERMINATION.

              (a) An eligible employee may become a participant in an Offering by delivering an agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to fifteen percent (15%) of such employee's Base Compensation during the Purchase Period. Base Compensation is defined as total cash compensation exclusive of commissions, bonuses, overtime, allowances, loans, educational assistance and premium pay such as shift differential, but including amounts elected to be deferred by the employee (that would otherwise have been paid) under the Company's 401(k) Plan. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. At any time during the Purchase Period a participant may terminate his or her payroll deductions. A participant may reduce, increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may not make any additional payments into his or her account unless expressly provided for in the Offering.

              (b) If a participant terminates his or her payroll deductions, such participant may withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the


                                       7.

Purchase Period. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in other Offerings under the Plan.

              (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or an Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), without interest; provided, however, that subject to the right of the terminated employee to withdraw from the Offering and receive a distribution of his or her accumulated payroll deductions (as described in paragraph 7(b)), in the event that a participating employee's employment ceases within three (3) months of the next Exercise Date, the balance in such employee's account shall be held and used to purchase Common Stock for the terminated employee on such Exercise Date pursuant to the terms of the ongoing Offering.

              (d) Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

      8.      EXERCISE.


                                       8.

              (a) On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to such participant after such Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to such participant after such Exercise Date, without interest.

              (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If, on an Exercise Date of any Offering hereunder, the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the purchase period shall be distributed to the participants, without interest.


                                       9.

      9.      COVENANTS OF THE COMPANY.

              (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

              (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

      10.     USE OF PROCEEDS FROM STOCK.

              Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

      11.     RIGHTS AS A SHAREHOLDER.

              A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

      12.     ADJUSTMENTS UPON CHANGES IN STOCK.

              (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Board shall make


                                       10.

appropriate adjustments in the maximum number of shares subject to the Plan and the number of shares and price per share of stock subject to outstanding rights.

              (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion, any surviving corporation shall assume outstanding rights or substitute similar rights for those under the Plan, such rights shall continue in full force and effect, or such rights shall be exercised immediately prior to such event.

      13.     AMENDMENT OF THE PLAN.

              (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within 12 months before or after the adoption of the amendment, where the amendment will:

                       (i) Increase the number of shares reserved for rights under the Plan; or

                       (ii) Modify the provisions as to eligibility for participation in the Plan or modify the Plan in any other way to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code).


                                       11.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

              (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted.

      14.     TERMINATION OR SUSPENSION OF THE PLAN.

              (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

              (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted.

      15.     EFFECTIVE DATE OF PLAN.

              The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the vote of the shareholders of the Company, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.


                                       12.

                                 METRICOM, INC.

                             1988 STOCK OPTION PLAN

                               Adopted March 1988
                               Approved July 1988
                             Amended September 1989
                             Approved February 1990
                              Amended October 1990
                             Approved December 1990
                              Amended October 1991
                               Approved March 1992
                            Amended November 1, 1993
                           Approved December 23, 1993
                              Amended January 1995
                               Amended April 1995
                              Approved May 16, 1995
                              Amended January 1996
                             Approved April 24, 1996
                              Amended June 6, 1996
                Amended June 6, 1996 and Approved_______________

         1.       PURPOSE.

                  (a) The purpose of the Plan is to provide a means by which selected key employees, consultants, officers and directors (if declared eligible under paragraph 4) of Metricom, Inc. (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.

                  (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

                  (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as employees, consultants, officers, directors or other service providers to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                  (d) The Company intends that the options issued under the Plan shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), be either incentive stock options as that term is used in Section 422 of the Code ("Incentive


                                       1.

Stock Options"), or options which do not qualify as incentive stock options ("Nonstatutory Stock Options"). All options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to paragraph 5, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of option. An option designated as a Nonstatutory Stock Option shall not be treated as an Incentive Stock Option.

         2.   ADMINISTRATION.

                  (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).

                  (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                           (1) To determine from time to time which of the
persons eligible under the Plan shall be granted options; when and how the option shall be granted; whether the option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.

                           (2) To construe and interpret the Plan and options
granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                           (3) To amend the Plan as provided in paragraph 10.

                           (4) Generally, to exercise such powers and to perform
such acts as the Board deems necessary or expedient to promote the best interests of the Company.

                  (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d) and may also be, in the discretion of the Board, "outside directors" as defined in subparagraph 2(e). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board and references to the Board herein shall be construed as references to the Committee. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.


                                       2.